UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021 (May 17, 2021)

Manufactured Housing Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Main Street, Pineville, North Carolina	28134
(Address of principal executive offices)	(Zip Code)

(980) 273-1702
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Capital View Signing and Closing

On May 18, 2021, MHP Pursuits LLC, a North Carolina limited liability company (“MHP Pursuits”) and a wholly owned subsidiary of Manufactured Housing Properties Inc. (the “Company”), as a buyer, entered into a purchase and sale agreement (the “Capital View Purchase Agreement”) with JMC Enterprise Inc. for the purchase of a manufactured housing community located in Lexington County, South Carolina consisting of 32 sites on approximately 9.82 acres and 28 park-owned homes (the “Capital View Property”) for a total purchase price of $1,450,000.

The material terms of the Capital View Purchase Agreement provide for: (i) an 30-day period to inspect, survey, examine and test the Capital View Property (the “Capital View Due Diligence Period”) after the date that JMC Enterprise Inc. delivered the due diligence materials; (ii) an aggregate earnest money deposit of $10,000 due within ten days after the commencement of the Capital View Due Diligence Period; (iii) a closing date anticipated to occur 30 days after the last day of the Capital View Due Diligence Period or such earlier date as may be agreed upon by the parties in writing; and (iv) seller’s and buyer’s costs with respect to the Capital View Property. The Capital View Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

On September 9, 2021, MHP Pursuits assigned its rights and obligations in the Capital View Purchase Agreement to (a) the Company’s newly formed wholly owned subsidiary Capital View MHP LLC, a South Carolina limited liability company (“Capital View MHP”); and to (b) Gvest Capital View Homes LLC, a Delaware limited liability company (“Capital View Gvest”), which is a wholly owned subsidiary of the Company’s variable interest entity Gvest Finance LLC (“Gvest Finance”), pursuant to assignment of purchase and sale agreement (the “Capital View Assignment”). On September 10, 2021, closing of the Capital View Purchase Agreement was completed and Capital View MHP purchased the land and land improvements, and Capital View Gvest purchased the buildings on the Capital View Property.

In connection with the closing, on September 10, 2021, Capital View MHP and Capital View Gvest entered into a loan agreement (the “Capital View Loan Agreement”) with Vanderbilt Mortgage and Finance, Inc. (the “Lender”) as co-borrowers for a loan in the principal amount of $1,160,000 and Capital View MHP and Capital View Gvest issued a promissory note to the Lender in the principal amount of $1,160,000 (the “Capital View Note”). The remainder of the purchase price, or $290,000, was paid in cash.

The Capital View Note bears interest at a rate of 5.39% per annum and matures on September 10, 2026. Payment for the first twenty-four (24) months of the term of the Note shall be interest-only based on the principal outstanding, days in the period, and daily interest rate. Thereafter, principal and interest shall be due and payable based on a thirty (30) year amortization schedule. Capital View MHP and Capital View Gvest may prepay the Note in part or in full at any time if they pay a prepayment premium calculated in accordance with the Capital View Loan Agreement.

The Capital View Loan Agreement contains customary closing conditions, representations and warranties, financial and other covenants and events of default for a loan of this type.

The loan is secured by a mortgage and first priority security interest in the Capital View Property and its related assets pursuant to a mortgage, assignment of rents and leases, security agreement and fixture filing that Capital View MHP entered into as a borrower (the “Capital View Mortgage”) dated September 9, 2021. The loan is guaranteed by Raymond M. Gee, the Company’s Chief Executive Officer pursuant to a guaranty agreement dated September 10, 2021 (the “Capital View Guaranty”).

The foregoing summary of the terms and conditions of the Capital View Purchase Agreement, Capital View Assignment, Capital View Loan Agreement, Capital View Note, Capital View Mortgage and Capital View Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached hereto as Exhibits 10.1 to 10.6, which are incorporated herein by reference.

Hidden Oaks Signing and Closing

On May 17, 2021, MHP Pursuits, as a buyer, entered into a purchase and sale agreement (the “Hidden Oaks Purchase Agreement”) with Sandlapper Hidden Acres LLC, a South Carolina limited liability company (“Sandlapper Hidden”), for the purchase of a manufactured housing community located in Lexington County, South Carolina consisting of 42 sites on approximately 8.96 acres and 37 park-owned homes (the “Hidden Oaks Property”) for a total purchase price of $1,550,000.

The material terms of the Hidden Oaks Purchase Agreement provide for: (i) an 30-day period to inspect, survey, examine and test the Capital View Property (the “Hidden Oaks Due Diligence Period”) after the date that Sandlapper Hidden delivered the due diligence materials; (ii) an aggregate earnest money deposit of $10,000 due within ten days after the commencement of the Hidden Oaks Due Diligence Period; (iii) a closing date anticipated to occur 30 days after the last day of the Hidden Oaks Due Diligence Period or such earlier date as may be agreed upon by the parties in writing; and (iv) seller’s and buyer’s costs with respect to the Hidden Oaks Property. The Hidden Oaks Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

On September 14, 2021, MHP Pursuits assigned the Hidden Oaks Purchase Agreement to (a) the Company’s newly formed wholly owned subsidiary Hidden Oaks MHP LLC, a South Carolina limited liability company (“Hidden Oaks MHP”) and to (b) Gvest Hidden Oaks Homes LLC, a Delaware limited liability company (“Hidden Oaks Gvest”), which is a wholly owned subsidiary of Gvest Finance, pursuant to an assignment of purchase and sale agreement (the “Hidden Oaks Assignment”). On September 16, 2021, closing of the Hidden Oaks Purchase Agreement was completed and Hidden Oaks MHP purchased the land and land improvements, and Hidden Oaks Gvest purchased the buildings on the Hidden Oaks Property.

In connection with the closing, on September 16, 2021, Hidden Oaks MHP and Hidden Oaks Gvest entered into a loan agreement (the “Hidden Oaks Loan Agreement”) with the Lender as co-borrowers for a loan in the principal amount of $1,240,000 and Hidden Oaks MHP and Hidden Oaks Gvest issued a promissory note to the Lender in the principal amount of $1,240,000 (the “Hidden Oaks Note”). The remainder of the purchase price, or $310,000, was paid in cash.

The Hidden Oaks Note bears interest at a rate of 5.33% per annum and matures on September 10, 2026. Payment for the first twenty-four (24) months of the term of the Note shall be interest-only based on the principal outstanding, days in the period, and daily interest rate. Thereafter, principal and interest shall be due and payable based on a thirty (30) year amortization schedule. Hidden Oaks MHP and Hidden Oaks Gvest may prepay the Note in part or in full at any time if they pay a prepayment premium calculated in accordance with the Loan Agreement.

The Hidden Oaks Loan Agreement contains customary closing conditions, representations and warranties, financial and other covenants and events of default for a loan of this type.

The loan is secured by a security agreement and assignment of rents that Hidden Oaks Gvest entered into as a debtor with the Lender (the “Hidden Oaks Security Agreement”). The loan is guaranteed by Raymond M. Gee pursuant to a guaranty agreement dated September 16, 2021 (the “Hidden Oaks Guaranty”).

The foregoing summary of the terms and conditions of the Hidden Oaks Purchase Agreement, Hidden Oaks Assignment, Hidden Oaks Loan Agreement, Hidden Oaks Note, Hidden Oaks Security Agreement and Hidden Oaks Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached hereto as Exhibits 10.7 to 10.12, which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 with respect to the Capital View and Hidden Oaks Loan Agreements and Notes is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Not required

(b) Pro forma financial information

Not required

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Purchase and Sale Agreement, dated May 18, 2021, between JMC Enterprise Inc. and MHP Pursuits LLC
10.2	Assignment of Purchase and Sale Agreement, dated September 9, 2021, among MHP Pursuits LLC, Capital View MHP LLC and Gvest Capital View Homes LLC
10.3	Loan Agreement, dated September 10, 2021, among Capital View MHP LLC, Gvest Capital View Homes LLC and Vanderbilt Mortgage and Finance, Inc.
10.4	Promissory Note issued by Capital View MHP LLC and Gvest Capital View Homes LLC to Vanderbilt Mortgage and Finance, Inc. dated September 10, 2021
10.5	Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing, dated September 9, 2021, between Capital View MHP LLC and Vanderbilt Mortgage and Finance, Inc.
10.6	Guaranty, dated September 10, 2021, between Raymond M. Gee and Vanderbilt Mortgage and Finance, Inc.
10.7	Purchase and Sale Agreement, dated May 17, 2021, between Sandlapper Hidden Acres LLC and MHP Pursuits LLC
10.8	Assignment of Purchase and Sale Agreement, dated September 14, 2021, among MHP Pursuits LLC, Hidden Oaks MHP LLC and Gvest Hidden Oaks Homes LLC
10.9	Loan Agreement, dated September 16, 2021, among Hidden Oaks MHP LLC, Gvest Hidden Oaks Homes LLC and Vanderbilt Mortgage and Finance, Inc.
10.10	Promissory Note issued by Hidden Oaks MHP LLC and Gvest Hidden Oaks Homes LLC to Vanderbilt Mortgage and Finance, Inc. dated September 16, 2021
10.11	Security Agreement and Assignment of Rents, dated September 16, 2021, among Hidden Oaks MHP LLC, Gvest Hidden Oaks Homes LLC and Vanderbilt Mortgage and Finance, Inc.
10.12	Guaranty, dated September 16, 2021, between Raymond M. Gee and Vanderbilt Mortgage and Finance, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2021	MANUFACTURED HOUSING PROPERTIES INC.

	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer

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